UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):             May 17, 2011

BEACON ROOFING SUPPLY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer
Identification No.)
One Lakeland Park Drive Peabody, MA	01960
(Address of Principal Executive Offices)	(Zip Code)

(877) 645-7663
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Beacon Roofing Supply, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission on February 10, 2011 (the “Prior 8-K”), relating to the voting results at its annual shareholders meeting that occurred on February 8, 2011. The purpose of this Current Report on Form 8-K/A is to amend the Prior 8-K to report that on May 17, 2011, based on the voting results with respect to the shareholder vote on the frequency of shareholder votes on executive compensation, the Board of Directors decided that the Company will hold a shareholder vote on executive compensation annually until the next required vote on the frequency of shareholder votes on executive compensation. The remainder of the information contained in the Prior 8-K is not hereby amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: May 20, 2011	By:	/s/ David R. Grace
David R. Grace
Executive Vice President & Chief Financial Officer